                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K-A
                               (AMENDMENT NO. 2)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 12, 1999


                          United Petroleum Corporation

             (Exact name of registrant as specified in its charter)


        Delaware                        0-25006                 13-3103494
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



       5800 N.W. 74TH Avenue, Miami, Florida                       33166

       (Address of principal executive offices)                  (Zip code)


                                 (305) 592-3100

              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

This form 8-K-A (Amendment 2) amends the Registrant's Current Report on Form 8-K dated November 12, 1999 and filed on November 29, 1999, as amended and restated by the Registrant's Current Report on Form 8-K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999.

ITEMS 1, 2 AND 3.

         Items 1, 2 and 3 are incorporated herein by reference to the Registrant's Current Report on Form 8-K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

         The financial statements filed as a part of this report are listed in the accompanying Index to Financial Statements on page F-1 of this report.

(b) Pro Forma Financial Information - United Petroleum Corporation

         Unaudited Pro Forma Consolidated Financial Statements (page 3)

         Unaudited Pro Forma Consolidated Balance Sheet as of August 29, 1999 (page 5)

         Notes to Unaudited Pro Forma Consolidated Balance Sheet as of August 29, 1999 (page 6)

         Unaudited Pro Forma Consolidated Statement of Operations for the Fifty-Two Week Period Ended August 29, 1999 (page 8)

         Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Fifty-Two Week Period Ended August 29, 1999 (page 9)

(c) Exhibits

                  3(i) Amended and Restated Certificate of Incorporation of United Petroleum Corporation (filed as Exhibit 3(i) to the Company's Current Report on 8K-A (Amendment
                           1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  3(ii) Amended and Restated Bylaws of United Petroleum Corporation (filed as Exhibit 3(ii) to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  4 Certificate of Designation - Class A 9% Preferred Stock (filed as Exhibit 4 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  13.1 United Petroleum Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1998, including all exhibits, filed on June 2, 1999 (incorporated herein by reference)

                  13.2 United Petroleum Corporation's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999, including all exhibits, filed on December 27, 1999 (incorporated herein by reference)

                  99.1 Second Amended Plan of Reorganization of United Petroleum Corporation dated July 23, 1999 (filed as
                           Exhibit 99.1 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.2 Second Amended Disclosure Statement of United Petroleum Corporation dated July 23, 1999 (filed as
                           Exhibit 99.2 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.3 Agreement and Plan of Merger dated September 29, 1999 (filed as Exhibit 99.3 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.4 Findings of Fact, Conclusions of Law and Order Confirming Amended Plan of Reorganization dated October 7, 1999 (filed as Exhibit 99.4 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.5 License Agreement dated as of November 12, 1999 among Farm Stores Grocery, Inc., United Petroleum Corporation and United Petroleum Group, Inc. (filed as Exhibit 99.5 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.6 Employment Agreement dated as of November 3, 1999 between United Petroleum Corporation and Joe P. Bared (filed as Exhibit 99.6 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.7 Employment Agreement dated as of November 3, 1999 between United Petroleum Corporation and Carlos Bared (filed as Exhibit 99.7 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.8 Stockholders' Agreement dated as of November 3, 1999 by and among United Petroleum Corporation, Infinity Investors Limited, Fairway Capital Limited, Seacrest Capital Limited, and Joe Bared and Miriam Bared Bared (filed as Exhibit 99.8 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.9 Management Agreement dated as of November 12, 1999 between United Petroleum Group, Inc. and Farm Stores Grocery, Inc. (filed as Exhibit 99.9 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)

                  99.10 Loan Agreement dated November 9, 1999 among United Petroleum Corporation, United Petroleum Group, Inc., F.S. Convenience Stores, Inc., et al., as Borrowers, and Hamilton Bank, N.A., as Lender (filed as Exhibit
                           99.10 to the Company's Current Report on 8K-A (Amendment 1) dated November 12, 1999 and filed on December 1, 1999, and incorporated herein by reference)


             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated financial information reflects (i) the acquisition by Bared of Isaias' interest in Farm Stores and the transfer of net assets of FSWD to FSCI and (ii) the merger of United Petroleum Group, Inc., a wholly owned subsidiary of United Petroleum Corporation (the "Registrant", the "Company" or "UPC") and F.S. Convenience Stores, Inc. ("FSCI"). The UPC financial data has been derived from UPC's Form 10-KSB filed on June 2, 1999 and UPC's 10-QSB for the fiscal quarter ended September 30, 1999 filed on December 27, 1999. The pro forma FSCI financial data is based on the audited historical financial statements listed in Item 7 of this Report. The Combined Company shall mean UPC and its subsidiaries, after giving effect to the transactions described in Item 2 of UPC's Current Report on Form 8-K-A (Amendment 1) filed on December 1, 1999 and the preceding distributions, contributions, and transfers among the Farm Stores Partnerships, their partners, UPC, FSCI, Farm Stores Grocery, Inc. and their subsidiaries (collectively, the "Transactions").

         The Unaudited Pro Forma Consolidated Balance Sheet has been prepared to give effect to the Transactions as if they occurred on August 29, 1999. The Unaudited Pro Forma Consolidated Statement of Operations has been prepared to give effect to the Transactions as if they occurred on August 31, 1998. For financial statement purposes, FSCI is deemed the "accounting acquirer" in a reverse acquisition transaction.

         The unaudited pro forma adjustments are based upon available information and certain assumptions that the Combined Company believes are reasonable. The Unaudited Pro Forma Consolidated Financial Statements and the accompanying notes should be read in conjunction with the historical financial statements listed in the Index to Financial Statements in Item 7 of this Report. The Unaudited Pro Forma Consolidated Financial Statements are not indicative of either future results of operations or the results of operations that might have occurred if the Transactions had been consummated on the indicated dates.

                          UNITED PETROLEUM CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 AUGUST 29, 1999
                                 (IN THOUSANDS)





                                                  Historical    Acquisition     Pro forma   Reorganized      Merger        Combined
                                                     FSWD      Adjustments(1)     FSCI         UPC(2)      Adjustments      Company
                                                  ----------   --------------  -----------  -----------    -----------     --------

Cash and cash equivalents                         $       38   $           --  $        38  $        31    $     4,106 (3) $  1,175
                                                                                                                (3,000)(5)
Accounts receivable, net of allowance                    762             (104)         658           77                         735
Inventories                                            3,826                         3,826          149                       3,975
Prepaid expenses and other current assets                483                           483           61                         544
                                                  ----------   --------------  -----------  -----------    -----------     --------
    Total current assets                               5,109             (104)       5,005          318          1,106        6,429

Property and equipment, net                            3,794            1,052        4,846       11,583                      16,429
Goodwill & reorganization value in
  excess of identifiable assets                           --           14,892       14,892        6,284         14,950(4)    36,126
Investment in Farm Stores Grocery, Inc.                   11                            11           --                          11
Other assets                                              89                            89           11          1,347(3)     1,447
                                                  ----------   --------------  -----------  -----------    -----------     --------
                                                  $    9,003   $       15,840  $    24,843  $    18,196    $    17,403     $ 60,442
                                                  ==========   ==============  ===========  ===========    ===========     ========

Long-term debt in default                         $       --   $           --  $        --  $       151    $        --     $    151
Accounts payable                                       4,972                         4,972          683           (411)(3)    5,244
Accrued expenses                                       1,674                         1,674          757                       2,431
Current portion of long-term debt                         94                            94           11                         105
                                                  ----------   --------------  -----------  -----------    -----------     --------
    Total current liabilities                          6,740               --        6,740        1,602           (411)       7,931

Liabilities subject to compromise                                                                   205           (136)(3)       69
Long-term debt, net of current portion                   106           17,000       17,106          776          6,000 (3)   23,882
Other long-term liabilities                              224                           224           --                         224
                                                  ----------   --------------  -----------  -----------    -----------     --------
  Total liabilities                                    7,070           17,000       24,070        2,583          5,453       32,106

Stockholders' equity
    Preferred stock, Series A, 9%, $.01 par
      value, 300,000 shares authorized,
      140,000 shares issued and outstanding               --                            --            1              1 (4)        2
    Common stock, $.01 par value,
      10,000,000 shares authorized,
      5,000,000 shares issued and outstanding             --                            --           26             24 (4)       50
    Common stock, $1 par value, 10,000
      shares authorized, issued and outstanding           --               10           10           --            (10)(5)       --
    Additional paid-in capital                            --              763          763       15,586          6,999 (4)   28,284
                                                                                                                 7,926 (4)
                                                                                                                (2,990)(5)
                                                  ----------   --------------  -----------  -----------    -----------     --------
    Total stockholders' equity                            --              773          773       15,613         11,950       28,336

Division equity                                        1,933           (1,933)          --           --                          --
                                                  ----------   --------------  -----------  -----------    -----------     --------
                                                  $    9,003   $       15,840  $    24,843  $    18,196    $    17,403     $ 60,442
                                                  ==========   ==============  ===========  ===========    ===========     ========

                          UNITED PETROLEUM CORPORATION
            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                AUGUST 29, 1999
                       (IN THOUSANDS, EXCEPT SHARE DATA)


(1) Represents the adjustments to (i) eliminate the partnership interest of the Isaias corporations, (ii) capitalize the Bared corporations', equity interest, (iii) record the portion of the credit facility used to finance the acquisition, (iv) reflect the fair value of assets acquired and (v) recognize goodwill which represents the excess of cost over fair value of net assets acquired.

(2) The effects of the Plan and fresh start reporting on UPC's condensed consolidated balance sheet as of September 30, 1999 are as follows (in thousands):



                                                                            Discharge
                                                                          of Liabilities
                                                    UPC Prior to            Subject to             Fresh              Reorganized
                                                   Reorganization         Compromise (a)          Start (b)               UPC
                                                   --------------         --------------         ------------         ------------
Current assets                                     $          318         $           --         $         --         $        318
Property and equipment, net                                10,548                                       1,035               11,583
Deferred reorganization costs                                 553                                        (553)                  --
Reorganization value in excess of
  identifiable assets                                          --                                       6,284                6,284
Other assets                                                   11                                                               11
                                                   --------------         --------------         ------------         ------------
                                                   $       11,430         $           --         $      6,766         $     18,196
                                                   ==============         ==============         ============         ============

Current liabilities                                $        1,011         $           --         $        591         $      1,602
Liabilities subject to compromise                          18,853                (18,648)                                      205
Long-term debt                                                776                                                              776
                                                   --------------         --------------         ------------         ------------
  Total liabilities                                        20,640                (18,648)                 591                2,583

  Stockholders' equity (deficiency)
  Preferred stock                                               0                      1                                         1
  Common stock                                                306                   (280)                                       26
  Additional paid-in capital                               24,865                 (9,279)                                   15,586
  Accumulated deficit                                     (34,381)                28,206                6,175                   --
                                                   --------------         --------------         ------------         ------------
  Total stockholders' equity (deficiency)                  (9,210)                18,648                6,175               15,613

                                                   --------------         --------------         ------------         ------------
                                                   $       11,430         $           --         $      6,766         $     18,196
                                                   ==============         ==============         ============         ============

         (a) To record the discharge of liabilities subject to compromise pursuant to the Plan, the cancellation of all of UPC's outstanding securities and the issuance of new common and preferred stock.

         (b) To record the fresh start reorganization equity value at $15,613, adjust net assets to fair value and accrue for additional reorganization costs.

(3) To record a portion of the credit facility used to finance the merger as follows:

                    Proceeds from credit facility ..........        $  6,000
                    Debt financing costs capitalized .......          (1,347)
                    Payment of outstanding payables ........            (547)
                                                                    --------
                    Net proceeds ...........................        $  4,106
                                                                    ========


(4) To record the non-cash consideration issued to FSCI's shareholders for the purchase of UPC's 100% interest in FSCI and the resulting goodwill.



Non-cash consideration issued:
Preferred stock, 70,000 shares, $.01 par value                                     $        1
Additional paid-in capital (preferred stock liquidation value $7,000)                   6,999
Common stock, 2,400,000 shares, $.01 par value                                             24
Additional paid-in capital (common stock value of $3.3126 per share)                    7,926
                                                                                   ----------
Total non-cash consideration to FSCI's shareholders & goodwill                     $   14,950
                                                                                   ==========





(5) To record the cash payment in the merger of $3,000 to the shareholders of FSCI.

                          UNITED PETROLEUM CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE FIFTY-TWO WEEK PERIOD ENDED AUGUST 29, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                         Reorganized
                                                                                            UPC
                                                                                          12 Months
                                                 Historical    Acquisition   Pro Forma      Ended          Merger       Combined
                                                    FSWD       Adjustments     FSCI       9/30/99(3)     Adjustments    Company
                                                 ----------    -----------   ---------    -----------    -----------   ---------

Sales                                            $  108,514    $        --   $ 108,514    $     4,762    $        --   $ 113,276
Cost of sales                                        82,350                     82,350          4,287                     86,637
                                                 ----------    -----------   ---------    -----------    -----------   ---------
Gross profit                                         26,164             --      26,164            475             --      26,639

Operating expenses:
Store operating and general and administrative
  expenses                                           26,221                     26,221          1,068                     27,289
Depreciation and amortization expense                   490            769(1)    1,259          1,438            748(6)    3,445
Loss on impairment of assets                             --                         --          1,067                      1,067
Loss on sale of premises and equipment                   --                         --            345                        345
                                                 ----------    -----------   ---------    -----------    -----------   ---------
  Total                                              26,711            769      27,480          3,918            748      32,146

                                                 ----------    -----------   ---------    -----------    -----------   ---------
Operating loss                                         (547)          (769)     (1,316)        (3,443)          (748)     (5,507)

Other income (expense):
  Reorganization items - professional fees               --                         --           (440)                      (440)
  Lease and other income                                113                        113            450                        563
  Equity in earnings (loss) of FSG                      (32)                       (32)            --                        (32)
  Write off of loan costs                                --                         --           (354)                      (354)
  Interest income (expense), net                         (8)        (1,833)(2)  (1,841)           (50)          (864)(4)  (2,755)
                                                 ----------    -----------   ---------    -----------    -----------   ---------
Net loss                                               (474)        (2,602)     (3,076)        (3,837)        (1,612)     (8,525)

Preferred stock dividends                                --             --          --           (630)          (630)(5)  (1,260)
                                                 ----------    -----------   ---------    -----------    -----------   ---------
Net loss attributable to common shareholders     $     (474)   $    (2,602)  $  (3,076)   $    (4,467)   $    (2,242)  $  (9,785)
                                                 ==========    ===========   =========    ===========    ===========   =========

Earnings (loss) per share
  Basic and diluted
    Earnings (loss) per share                                                             $     (1.72)                 $   (1.96)
    Weighted average number of shares                                                           2,600                      5,000

                          UNITED PETROLEUM CORPORATION
       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE FIFTY-TWO WEEK PERIOD ENDED AUGUST 29, 1999
                                 (IN THOUSANDS)

(1) To reflect amortization of goodwill over 20 years of $745 and additional depreciation expense of $24 on the write-up of property and equipment to fair value.

(2) Reflects the net increase in interest expense resulting from the $17,000,000 credit facility used to finance the acquisition as follows:




Interest expense resulting from the borrowing of $10,467 on     $    1,178
  a term loan at 11.25%
Interest expense resulting from the borrowing of $2,811 as             279
  part of a mortgage loan at 9.93%
Interest expense resulting from the borrowing of $3,722 as
  part of a revolving line of credit at 9.81%                          365
Amortization of deferred financing costs of $54                         11
                                                                ----------
          Net increase in interest expense                      $    1,833
                                                                ==========



         Borrowings under the revolving credit facility, mortgage loan and term loan bear interest at a variable rate. A one-eighth of a percentage point increase or decrease in the applicable interest rate would increase or decrease adjusted net interest expense by $21.

(3) The effects of the Plan and fresh start reporting on UPC's consolidated condensed results of operations as of September 30, 1999 are as follows (in thousands):



                                                                         Discharge
                                                                       of Liabilities
                                                      UPC Prior to       Subject to         Fresh           Reorganized
                                                     Reorganization      Settlement         Start              UPC
                                                     --------------    --------------    --------------    --------------
Gross profit                                         $          475    $           --    $           --    $          475

Store operating and general and administrative
  expenses                                                    1,068                                                 1,068
Depreciation and amortization expense                         1,094                                 344(c)          1,438
Loss on impairment of assets                                  1,067                                                 1,067
Loss on sale of premises and equipment                          345                                                   345
                                                     --------------    --------------    --------------    --------------

  Total                                                       3,574                --               344             3,918
                                                     --------------    --------------    --------------    --------------

Operating loss                                               (3,099)               --              (344)           (3,443)

Other income (expense):
  Reorganization items - professional fees                     (440)                                                 (440)
  Lease and other income                                        450                                                   450
  Write off of loan costs                                      (354)                                                 (354)
  Interest expense                                           (1,549)            1,499(a)                              (50)
                                                     --------------    --------------    --------------    --------------
Net loss                                                     (4,992)            1,499              (344)           (3,837)

Preferred stock dividends                                      (885)              255(b)                             (630)

                                                     --------------    --------------    --------------    --------------
Net loss attributable to common shareholders         $       (5,877)   $        1,754    $         (344)   $       (4,467)
                                                     ==============    ==============    ==============    ==============

Earnings (loss) per share
  Basic and diluted
     Earnings (loss) per share                       $        (0.19)                                       $        (1.72)
     Weighted average number of shares                       30,565                                                 2,600


         (a) To record the elimination of historical interest expense related to the debt that was discharged.


         (b) Reflects the net decrease in preferred stock dividends as follows:


Dividends on new preferred stock at 9% of $7,000                    $      630

Elimination of dividends on preferred stock that was cancelled            (885)

                                                                    ----------
     Net decrease in preferred stock dividends                      $     (255)
                                                                    ==========


         (c) To reflect amortization of the reorganization value in excess of identifiable costs over 20 years of $314 and additional depreciation expense of $30 on the write-up of property and equipment to fair value.

(4) Reflects the net increase in interest expense resulting from the Transactions as follows:



   Interest expense resulting from the borrowing of $5,489 as
     part of a mortgage loan at 9.93%                           $      545
   Interest expense resulting from the borrowing of $511 as
     part of a revolver line of credit                                  50
   Amortization of deferred financing costs of $1,347                  269
                                                                ----------
             Net increase in interest expense                   $      864
                                                                ==========

         Borrowings under the revolving credit facility, mortgage loan and term loan bear interest at a variable rate. A one-eighth of a percentage point increase or decrease in the applicable interest rate would increase or decrease adjusted net interest expense by $8.


(5) Reflects dividends on the new preferred stock issued to FSCI's shareholders for the purchase of UPC's 100% interest in FSCI.

(6)  To reflect amortization of goodwill over 20 years of $748.

ITEM 8.  CHANGE IN FISCAL YEAR.

The Registrant has elected to use the accounting year of the accounting acquirer which consists of a fifty-two/fifty-three week fiscal year ending on the Sunday nearest August 31 rather that the fiscal year of the legal acquirer which was December 31. The new fiscal year will consist of 16 weeks in the first quarter and 12 weeks in the second, third and fourth quarter. The report covering the transition period will be filed on Form 10-Q for the quarter ending December 19, 1999.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             UNITED PETROLEUM CORPORATION
                                                  (Registrant)

                                             By: /s/Carlos Bared
                                                --------------------------------
                                             Carlos Bared
                                             Senior Vice President, Finance and
                                             Chief Financial Officer


Date:  January 28, 2000

                          INDEX TO FINANCIAL STATEMENTS



                                                                                                              Page
                                                                                                              ----

Farm Stores Walk-In Division, Predecessor to F.S. Convenience Stores, Inc. and Subsidiaries

Independent Auditors' Report................................................................................   F-2

Combined Financial Statements:

   Balance Sheets as of August 29, 1999 and August 30, 1998.................................................   F-3

   Statements of Operations and Division Equity for the fifty-two week periods
     ended August 29, 1999, August 30, 1998 and August 31, 1997.............................................   F-4

   Statements of Cash Flows for the fifty-two week periods ended August 29,
     1999, August 30, 1998 and August 31, 1997...............................................................  F-5

   Notes to combined financial statements....................................................................  F-6


INDEPENDENT AUDITORS' REPORT


To the Owners of Farm Stores:

We have audited the combined balance sheets of Farm Stores Walk-in Division ("FSWD"), predecessor to F.S. Convenience Stores, Inc. and subsidiaries, both of which are under common ownership and common management, as of August 29, 1999 and August 30, 1998 and the related combined statements of operations and division equity and of cash flows for the fifty-two week periods ended August 29, 1999, August 30, 1998 and August 31, 1997. These financial statements are the responsibility of FSWD's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the combined financial position of FSWD as of August 29, 1999 and August 30, 1998 and the combined results of its operations and its combined cash flows for the fifty-two week periods ended August 29, 1999, August 30, 1998 and August 31, 1997 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Certified Public Accountants


Miami, Florida
January 27, 2000

FARM STORES WALK-IN DIVISION
PREDECESSOR TO F.S. CONVENIENCE STORES, INC. AND SUBSIDIARIES
COMBINED BALANCE SHEETS
AUGUST 29, 1999 AND AUGUST 30, 1998
--------------------------------------------------------------------------------



                                                                      1999           1998
                                                                 ------------   ------------

ASSETS
Cash and cash equivalents                                        $     37,600   $     40,650
Accounts receivable - net of allowance
  for doubtful accounts of $64,517 in 1999 and $0 in 1998             762,180        941,171
Inventories                                                         3,826,047      4,359,130
Prepaid expenses                                                      482,723        452,280
                                                                 ------------   ------------
                Total current assets                                5,108,550      5,793,231

Property, plant and equipment, net                                  3,794,301      3,167,808
Investment in Farm Stores Grocery, Inc.                                11,052         43,223
Other assets                                                           88,578         51,112
                                                                 ------------   ------------
                                                                 $  9,002,481   $  9,055,374
                                                                 ============   ============

LIABILITIES AND DIVISION EQUITY
Accounts payable                                                 $  4,971,482   $  4,154,723
Accrued payroll                                                       804,873        906,413
Other accrued expenses                                                868,846        901,964
Current portion of long-term debt                                      94,341        110,578
                                                                 ------------   ------------
                Total current liabilities                           6,739,542      6,073,678

Long-term debt, net of current portion                                105,940        200,281
Other long-term liabilities                                           224,146        373,856
                                                                 ------------   ------------
                Total liabilities                                   7,069,628      6,647,815

Division equity                                                     1,932,853      2,407,559
                                                                 ------------   ------------
                                                                 $  9,002,481   $  9,055,374
                                                                 ============   ============

See accompanying notes to the combined financial statements.

FARM STORES WALK-IN DIVISION
PREDECESSOR TO F.S. CONVENIENCE STORES, INC. AND SUBSIDIARIES
COMBINED STATEMENTS OF OPERATIONS AND DIVISION EQUITY
FIFTY-TWO WEEK PERIODS ENDED AUGUST 29,1999, AUGUST 30, 1998 AND AUGUST 31, 1997
--------------------------------------------------------------------------------


                                                     1999             1998            1997

RETAIL SALES:
  Groceries                                    $  60,766,666    $  63,014,287   $  64,954,975
  Petroleum                                       47,747,736       54,355,423      67,383,478
                                               -------------    -------------   -------------

           Total retail sales                    108,514,402      117,369,710     132,338,453
                                               -------------    -------------   -------------

COST OF SALES:
  Groceries                                       40,193,558       41,883,929      42,793,790
  Petroleum                                       42,157,049       47,994,970      60,943,675
                                               -------------    -------------   -------------

           Total cost of sales                    82,350,607       89,878,899     103,737,465
                                               -------------    -------------   -------------

           Gross profit                           26,163,795       27,490,811      28,600,988
                                               -------------    -------------   -------------

OPERATING EXPENSES:
  Store operating expenses                        21,237,223       21,124,514      21,891,925
  General and administrative expenses              4,984,058        4,881,381       4,744,004
  Depreciation expense                               489,981          493,656         431,221
                                               -------------    -------------   -------------

           Total                                  26,711,262       26,499,551      27,067,150
                                               -------------    -------------   -------------

           Operating profit (loss)                  (547,467)         991,260       1,533,838

  Interest income (expense), net                      (8,145)          33,548          54,974
  Other income                                       112,619           62,525          15,310
  Equity in earnings (loss) of FSG                   (32,171)           6,693          (2,237)
  Gain (loss) from disposition of properties             458           47,955          (5,128)
                                               -------------    -------------   -------------

           Net income (loss)                        (474,706)       1,141,981       1,596,757

DIVISION EQUITY, BEGINNING                         2,407,559        1,265,578         100,821

DISTRIBUTIONS TO OWNERS                                   --               --        (432,000)
                                               -------------    -------------   -------------

DIVISION EQUITY, ENDING                        $   1,932,853    $   2,407,559   $   1,265,578
                                               =============    =============   =============


See accompanying notes to the combined financial statements.

FARM STORES WALK-IN DIVISION
PREDECESSOR TO F.S. CONVENIENCE STORES, INC. AND SUBSIDIARIES
COMBINED STATEMENTS OF CASH FLOWS
FIFTY-TWO WEEK PERIODS ENDED AUGUST 29, 1999, AUGUST 30, 1998 AND
AUGUST 31, 1997
--------------------------------------------------------------------------------


                                                                            1999             1998             1997

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                 $    (474,706)   $   1,141,981    $   1,596,757
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
      Depreciation                                                        489,981          493,656          431,221
      Equity in earnings (loss) of FSG                                     32,171           (6,693)           2,237
      Provision for doubtful accounts                                      64,517               --               --
      (Gain) loss on disposal of fixed assets                                (458)         (47,955)           5,128
      Change in assets and liabilities:
        Accounts receivable                                               142,212         (254,073)         (72,135)
        Inventories                                                       533,083          350,555           80,689
        Prepaid expenses                                                  (30,443)         (76,288)          (8,402)
        Other assets                                                      (37,466)         (11,328)          (5,319)
        Accounts payable                                                  816,759         (881,411)      (1,421,386)
        Accrued payroll and other accrued expenses                       (134,658)        (254,661)         (25,166)
        Other long-term liabilities                                      (149,710)        (258,560)         144,909
                                                                    -------------    -------------    -------------

           Cash provided by operating activities                        1,251,282          195,223          728,533
                                                                    -------------    -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property, plant and equipment                           (1,181,754)         (93,048)        (398,631)
  Proceeds from disposition of property, plant and equipment               38,000           53,700          248,019
                                                                    -------------    -------------    -------------

           Net cash used in investing activities                       (1,143,754)         (39,348)        (150,612)
                                                                    -------------    -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions to owners                                                      --               --         (432,000)
  Principal payments on long-term debt                                   (110,578)        (153,525)        (144,801)
                                                                    -------------    -------------    -------------

           Net cash used in financing activities                         (110,578)        (153,525)        (576,801)
                                                                    -------------    -------------    -------------

  Net increase (decrease) in cash and cash equivalents                     (3,050)           2,350            1,120

CASH AND CASH EQUIVALENTS, BEGINNING                                       40,650           38,300           37,180
                                                                    -------------    -------------    -------------

CASH AND CASH EQUIVALENTS, ENDING                                   $      37,600    $      40,650    $      38,300
                                                                    =============    =============    =============

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest                                              $      22,596    $      33,006    $      44,927
                                                                    =============    =============    =============


See accompanying notes to the combined financial statements.

FARM STORES WALK-IN DIVISION
PREDECESSOR TO F.S. CONVENIENCE STORES, INC. AND SUBSIDIARIES
NOTES TO THE COMBINED FINANCIAL STATEMENTS
FIFTY-TWO WEEK PERIODS ENDED AUGUST 29, 1999, AUGUST 30, 1998 AND
AUGUST 31, 1997
--------------------------------------------------------------------------------


1.    ORGANIZATION AND BASIS OF PRESENTATION

      The accompanying combined financial statements of Farm Stores Walk-In Division ("FSWD") consist of the assets, liabilities and operations of the traditional walk-in convenience stores owned and operated by two partnerships having common ownership (the "Operations"). Petroleum products are sold at some of these stores. These stores have previously been included in the combined financial statements of REWJB Dairy Plant Associates, REWJB Gas Investments and REWJB Investments, three Florida general partnerships (collectively "Farm Stores") each owned by the same two ownership groups. This division of Farm Stores has been segregated and been reported on separately herein to facilitate the subsequent ownership change and merger transaction described in Note 8.

      Historically, separate financial statements have not been prepared for FSWD. The accompanying combined financial statements have been prepared from the books and records of FSWD and present the assets and liabilities of the Operations as of August 29, 1999 and August 30, 1998 and the related revenues and expenses for the fifty-two week periods ended August 29, 1999, August 30, 1998 and August 31, 1997. Accordingly, these statements do not purport to represent the financial position or results of operations of Farm Stores on a combined basis. Management believes it operates in one segment (convenience stores) and in one geographic area (Florida).

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      FISCAL YEAR - FSWD operates on a fifty-two/fifty-three week period ending on the Sunday nearest August 31. The accompanying combined financial statements include operations for periods 1999, 1998 and 1997, each encompassing a total of fifty-two weeks. FSWD reports internally on 13 periods consisting of four weeks each. The first quarter includes 4 periods for a total of 16 weeks.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      REVENUE RECOGNITION - Revenues are recognized when earned which is at the time of sale.

      OPERATING EXPENSES - Operating expenses include store operating expenses such as direct personnel and occupancy costs. General and administrative expenses include retail administrative expenses specifically attributed to FSWD. In addition, general and administrative expenses include an allocation of Farm Stores combined corporate overhead expenses such as finance, information systems, marketing and senior management. The allocation was based on various factors including sales volume, inventory levels and personnel and store counts. In the opinion of management, the allocations are reasonable and reflect all costs of doing business. However, such expenses are not necessarily indicative of the level of expenses that might have been incurred if FSWD had been operating as a separate entity.

      INCOME TAXES - As partnerships, Farm Stores passes taxable income through to its partners for income tax purposes. Accordingly, there is no provision for income taxes in FSWD.

      CASH AND CASH EQUIVALENTS - Highly liquid interest-bearing investments with original maturities of three months or less are considered cash and cash equivalents. FSWD was part of a centralized cash management system and the interest income generated by such system was allocated to FSWD on a prorata basis.

      INVENTORIES - Inventories, which consist solely of finished goods, are stated at the lower of cost, as determined on an average cost basis, or market.

      PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are stated at cost less accumulated depreciation expense. Depreciation expense is calculated using the straight-line method over the estimated useful lives of the related assets. A summary of the assets' estimated useful lives is as follows:

                                                                                                 Estimated
                                                                                                Useful Life

Buildings and improvements                                                                     7 - 40 years
Leasehold improvements                                                                         3 - 10 years
Equipment                                                                                      3 - 7 years

      INVESTMENT IN FARM STORES GROCERY, INC. - Investment in Farm Stores Grocery, Inc. ("FSG"), commonly referred to as the drive-thru stores, represents a 10% equity interest. The investment is recorded under the equity method and was retroactively applied since it was a transaction between entities under common control and common management.

      LONG-LIVED ASSETS - FSWD reviews long-lived assets for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment is determined when the sum of the undiscounted cash flows estimated to be generated by those assets is less than their carrying value. FSWD has reviewed its long-lived assets for recoverability and determined that an impairment charge is not required.

      NEW ACCOUNTING PRONOUNCEMENTS - In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In June 1999, the FASB issued SFAS No. 137, " Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FAS Statement 133," which postponed the adoption of SFAS No. 133. As such, FSWD is not required to adopt SFAS No. 133 until the fifty-two week period ended 2001. FSWD has not yet assessed the impact that SFAS No. 133 will have on its financial statements.

      FSWD currently expenses costs associated with start-up activities. In April 1998, the AICPA issued SOP 98-5, "Reporting on the Costs of Start-up Activities." This SOP requires that costs incurred to open a new facility, introduce a new product, commence a new operation or other similar activity, be expensed as incurred. FSWD will adopt SOP 98-5 for the fifty-two week period ending September 3, 2000. FSWD does not believe this SOP will have a material impact on its financial statements.

3.    PROPERTY, PLANT AND EQUIPMENT

      Property, plant and equipment consists of the following:


Land                                $     955,545    $     955,545
Buildings and improvements                963,071          962,826
Leasehold improvements                  1,058,421        1,062,430
Equipment                               2,909,551        1,987,788
Construction in progress                   72,684            3,414
                                    -------------    -------------
                                        5,959,272        4,972,003

Less accumulated depreciation          (2,164,971)      (1,804,195)
                                    -------------    -------------

                                    $   3,794,301    $   3,167,808
                                    =============    =============


      Depreciation expense for the fifty-two week periods ended August 29, 1999, August 30, 1998, and August 31, 1997 was $489,981, $493,656 and $431,221,
      respectively.

4.    LONG-TERM DEBT

      Long-term debt consists of the following:


                                                                   1999            1998

Various mortgage and equipment notes payable in
  installments through 2005, bearing interest at 8%
  to 10%, secured by properties and equipment with
  a net book value of $332,036 at August 29, 1999 and
  $552,986 at August 30, 1998                                    $   200,281    $   310,859


Less: current portion                                                (94,341)      (110,578)
                                                                 -----------    -----------

Long-term portion                                                $   105,940    $   200,281
                                                                 ===========    ===========


        Aggregate maturities of long-term debt for the indicated periods ended are as follows:


           2000                                   $       94,341
           2001                                           36,738
           2002                                           16,914
           2003                                           18,318
           2004                                           19,838
           Thereafter                                     14,132
                                                  --------------

           Total                                  $      200,281
                                                  ==============


      Interest expense during the fifty-two week periods ended August 29, 1999, August 30, 1998 and August 31, 1997 was $22,596, $33,006 and $44,927,
      respectively.

5.    OPERATING LEASES

      FSWD leases the majority of their retail store locations as well as certain other properties and equipment under operating leases. Future minimum lease payments under such non-cancelable agreements are as follows:


              FISCAL
              YEAR

              2000                                     $  3,055,000
              2001                                        2,468,000
              2002                                        1,997,000
              2003                                        1,758,000
              2004                                        1,514,000
                                                       ------------

              Total                                    $ 10,792,000
                                                       ============



      Rent expense for the fifty-two week periods ended August 29, 1999, August 30, 1998 and August 31, 1997 approximated $4,084,000 and $4,154,000, and
      $4,062,000; including $67,000, $53,000 and $91,000 of contingent rentals based on sales, respectively.

6.    OTHER INCOME

      Other income for the fifty-two week periods ended August 29, 1999, August 30, 1998 and August 31, 1997 includes amortization of deferred income of $50,000, $50,000 and $11,540, respectively, related to $200,000 received in fiscal 1997 from FSWD's fuel supplier in accordance with the fuel supply agreement. Other income for the fifty-two week period ended August 29, 1999 also includes $45,000 received from a business interruption claim related to two store casualties which occurred during fiscal 1998.

7.    CONTINGENCIES

      FSWD is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the nature of these proceedings and the amounts of damages claimed, the ultimate resolution of these legal proceedings will not have a material adverse effect on FSWD's financial position or results of operations.


8.    SUBSEQUENT EVENTS

      On November 12, 1999, the minority partner in Farm Stores ("Bared") acquired the ownership interest of the majority partner ("Isaias") for $20 million, of which $17 million was related to the purchase of the majority interest of FSWD. After this transaction, Bared owned 100% of Farm Stores; accordingly "push-down" accounting was used to record the portion of the net assets acquired at fair value. This acquisition was primarily financed by a bank loan of $17 million collateralized by all of the assets of FSWD. In connection with this transaction, the partnerships transferred the walk-in stores and the 10% ownership interest in the drive-thru stores, shown herein as FSWD, to Farm Stores Convenience Stores, Inc. ("FSCI") and its subsidiaries. This transfer was recorded at historical cost since it was a transaction between entities under common control.

      On November 12, 1999, FSCI merged with and into United Petroleum Group, Inc. ("UPG"), a wholly-owned subsidiary of United Petroleum Corporation ("UPC"). UPG is the surviving entity. As a result, UPG is the legal acquirer of FSCI's walk-in convenience stores business and its 10% equity interest in FSG, a drive-thru convenience store business. As part of the merger, the shareholders of FSCI received total consideration of approximately $17,950,000 consisting of 2,400,000 shares of UPC's common stock which represents a 48% ownership interest, 70,000 shares of UPC's preferred stock which represents a 50% interest and $3 million in cash. FSCI is the accounting acquirer; accordingly, the transaction is accounted for as a reverse acquisition.


                                   * * * * * *